Exhibit 10.1
Execution Copy
JOINDER AGREEMENT
JOINDER AGREEMENT, dated as of May 12, 2022 (this “Joinder Agreement”), made by the Subsidiaries signatory hereto (each, a “New Guarantor”) in favor of Bank of America, N.A., as administrative agent (in such capacity, together with its successors and assigns, the “Administrative Agent”) for the Lenders referred to in that certain Second Amended and Restated Credit Agreement, dated as of March 25, 2020 (as amended, restated, amended and restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement;” the terms defined therein being used herein as therein defined), among Kennedy-Wilson, Inc., a Delaware corporation (the “Parent Borrower”), the Designated Borrowers from time to time party thereto, Kennedy-Wilson Holdings, Inc. and certain of its subsidiaries from time to time party thereto as guarantors, the Lenders from time to time party thereto, Bank of America, N.A., as Administrative Agent, and Bank of America, N.A. and JPMorgan Chase Bank, N.A., as L/C Issuers.
1.Each New Guarantor hereby acknowledges that it has received and reviewed a copy of the Credit Agreement, and acknowledges and agrees to:
(a)join the Credit Agreement as a Guarantor, as indicated with its signature below;
(b)be bound by all covenants, agreements and acknowledgments attributable to a Guarantor in the Credit Agreement; and
(c)perform all obligations and duties required of it by the Credit Agreement.
2.Each New Guarantor represents and warrants that the representations and warranties contained in Article V of the Credit Agreement as they relate to such New Guarantor or which are contained in any other Loan Document under or in connection herewith are true and correct in all material respects on and as of the date hereof, except (i) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, (ii) any representation or warranty that is already by its terms qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects as of such applicable date (including such earlier date set forth in the foregoing clause (i)) after giving effect to such qualification and (iii) that for purposes of this certification, the representations and warranties contained in subsections (a) and (b) of Section 5.05 shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01.
3.The name, type of organization, jurisdiction of incorporation or organization and taxpayer identification number (or, in the case of a Foreign Subsidiary, the true and correct unique identification number that has been issued to such Foreign Subsidiary by its jurisdiction of organization, if any) of each New Guarantor is set forth in Annex I to this Joinder Agreement.
4.This Joinder Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single agreement.
5.Except as expressly supplemented hereby, the Credit Agreement and the Guaranty shall remain in full force and effect.
6.THIS JOINDER AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS JOINDER

AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
[Signature Page Follows]

    IN WITNESS WHEREOF, each of the undersigned has caused this Joinder Agreement to be duly executed and delivered by its proper and duly authorized officer as of the day and year first above written.

KW EU CAPITAL LLC
KW ETHOS COMMUNITY, LLC
KW ONE TEN PLAZA, LLC
KW ZIA SUNNYSIDE, LLC
KW BEND QOF, LLC
KW THE CHARLI, LLC
KW THE OLIVE, LLC
KW-G MULTIFAMILY VENTURE 1 MANAGER, LLC
KW MW COTTONWOOD, LLC
KENNEDY WILSON PROPERTY SERVICES VII, LLC
KENNEDY WILSON PROPERTY EQUITY VII, LLC
KW MULTIFAMILY 2021, LLC
KW SAN VICENTE BUNGALOWS AND HOTEL 850, LLC
KW ARISTA UPTOWN, LLC
KW SILVER LAKE POOL & INN, LLC
KW ENCINITAS BEACH RESORT, LLC
KW MULTIFAMILY 2022, LLC
KW – G MULTIFAMILY VENTURE 2 MANAGER, LLC
KW – G MULTIFAMILY CO-INVEST, LLC
KW METWEST ON SUNSET, LLC
KW PARK ON 20TH, LLC
KW SAN MATEO ABQ, LLC
KW TIMBERS KAUAI OCEAN CLUB LLC
KW WESTMOOR 7, LLC
KW WESTMOOR 8-10, LLC
KW COPPINS WELL MEMBER, LLC

each as a New Guarantor

By: /s/ In Ku Lee
Name: In Ku Lee
Title: Vice President

[Signature Page to Joinder Agreement]

ACKNOWLEDGED AND AGREED TO:
BANK OF AMERICA, N.A.,
as Administrative Agent

By:    /s/ Felicia Brinson
Name: Felicia Brinson
Title: Assistant Vice President

[Signature Page to Joinder Agreement]

KENNEDY-WILSON, INC.,
as the Parent Borrower

By:    /s/ Kent Mouton
Name: Kent Mouton
Title: Vice President

ANNEX I
TO JOINDER AGREEMENT

	Name of Guarantor	Type of Organization	Jurisdiction of Organization	Taxpayer ID/ Identification Number
1.	KW EU Capital LLC	limited liability company	Delaware	84-3804194
2.	KW ETHOS COMMUNITY, LLC	limited liability company	Delaware	84-3920192
3.	KW ONE TEN PLAZA, LLC	limited liability company	Delaware	84-3938070
4.	KW ZIA SUNNYSIDE, LLC	limited liability company	Delaware	84-3938194
5.	KW Bend QOF, LLC	limited liability company	Delaware	84-3954252
6.	KW THE CHARLI, LLC	limited liability company	Delaware	81-2011272
7.	KW THE OLIVE, LLC	limited liability company	Delaware	46-1595222
8.	KW-G Multifamily Venture 1 Manager, LLC	limited liability company	Delaware	46-3916358
9.	KW MW Cottonwood, LLC	limited liability company	Delaware	86-2558356

10.	Kennedy Wilson Property Services VII, LLC	limited liability company	Delaware	87-2835572
11.	Kennedy Wilson Property Equity VII, LLC	limited liability company	Delaware	87-3491095
12.	KW Multifamily 2021, LLC	limited liability company	Delaware	87-3525892
13.	KW San Vicente Bungalows and Hotel 850, LLC	limited liability company	Delaware	87-3629074
14.	KW Arista Uptown, LLC	limited liability company	Delaware	87-1916689
15.	KW Silver Lake Pool & Inn, LLC	limited liability company	Delaware	87-1986278
16.	KW Encinitas Beach Resort, LLC	limited liability company	Delaware	87-4414428
17.	KW Multifamily 2022, LLC	limited liability company	Delaware	87-4331530
18.	KW - G Multifamily Venture 2 Manager, LLC	limited liability company	Delaware	87-4069184
19.	KW-G Multifamily Co-Invest, LLC	limited liability company	Delaware	87-3931486
20.	KW MetWest on Sunset, LLC	limited liability company	Delaware	87-3849099

21.	KW Park on 20th, LLC	limited liability company	Delaware	87-4826667
22.	KW San Mateo ABQ, LLC	limited liability company	Delaware	88-0565060
23.	KW Timbers Kauai Ocean Club LLC	limited liability company	Delaware	88-0651275
24.	KW Westmoor 7, LLC	limited liability company	Delaware	20-0315687
25.	KW Westmoor 8-10, LLC	limited liability company	Delaware	20-0315687
26.	KW COPPINS WELL MEMBER, LLC	limited liability company	Delaware	87-4150053